UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 2006

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KRISPY KREME DOUGHNUTS, INC.
(Exact name of registrant as specified in its charter)

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North Carolina	001-16485	56-2169715
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

370 Knollwood Street, Winston-Salem, North Carolina 27103
(Address of principal executive offices)

Registrant’s telephone number, including area code: (336) 725-2981

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On February 3, 2006, Krispy Kreme Doughnuts, Inc. (the “Company”) issued a press release announcing that on February 3, 2006, Glazed Investments, LLC (“Glazed Investments”), its area developer for Colorado, Minnesota and Wisconsin, filed for bankruptcy under Chapter 11 Section 363 of the US Bankruptcy Code as a condition to a proposed acquisition of certain of the assets of Glazed Investments by Westward Dough, the Company’s area developer for Nevada, Utah, Idaho, Wyoming and Montana.

A copy of the press release is attached hereto as Exhibit 99.1 and is hereby incorporated into this Item 8.01 by reference.

Item 9.01 Financial Statements and Exhibits.

  (d) Exhibits. The following exhibit is filed herewith:

Exhibit No.          Description

99.1	Press Release (“Westward Dough Reaches Agreement to Purchase Additional Krispy Kreme Franchise; Glazed Investments Files Chapter 11 to Facilitate Purchase Agreement”) dated February 3, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

KRISPY KREME DOUGHNUTS, INC.
Dated: February 7, 2006
By: /s/ Michael C. Phalen
Michael C. Phalen
Chief Financial Officer